UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Brookwood Place,	Birmingham,	AL	35209
(Address of Principal Executive Office)			(Zip Code)

Registrant’s telephone number, including area code:	(205)	877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
As reported in Item 5.07 (below), and incorporated into this Item 5.02 by reference, our stockholders elected Samuel A. DiPiazza, Jr., C.P.A., Maye Head Frei, and Scott C. Syphax to our Board of Directors during the Annual Meeting of Stockholders on May 21, 2025. In addition, Kedrick D. Adkins, C.P.A., who had served on the Board for seven years, did not stand for re-election and the Board has been reduced in size from 10 directors to nine directors.
At the regularly scheduled meeting of the Board of Directors following the Annual Meeting of Stockholders, the Board appointed Richard J. Bielen, C.P.A., as chairman of the Audit Committee, succeeding Kedrick D. Adkins. Mr. DiPiazza will also serve as a member of the committee. Both Mr. Bielen and Mr DiPiazza have been designated as financial experts by the Board. The changes are effective immediately.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY SHAREHOLDERS
At the Annual Meeting of Stockholders of ProAssurance, held on May 21, 2025, our shareholders voted on three proposals with the following outcomes:
a)Samuel A. DiPiazza, Jr., C.P.A., Maye Head Frei, and Scott C. Syphax were elected to the Board and each will serve a three-year term ending at the Annual Meeting of Stockholders in 2028 and until their successors are elected and qualified. Voting was as follows:

	FOR	WITHHELD
Samuel A. DiPiazza, Jr., C.P.A.	38,489,031	1,780,732
Maye Head Frei	38,381,452	1,888,311
Scott C. Syphax	38,005,539	2,264,224

b)The selection of Ernst & Young, LLP as our independent auditing firm for the fiscal year ending December 31, 2025, was ratified by the following vote:

FOR	AGAINST	ABSTAIN
44,465,822	477,944	17,010

c)The 2024 compensation of our named executive officers was approved, on an advisory basis, by the following vote:

FOR	AGAINST	ABSTAIN
38,143,958	2,085,964	39,841

There were a total of 4,691,013 broker non-votes on matter (c).

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 21, 2025

PROASSURANCE CORPORATION
by: /s/ Jeffrey P. Lisenby
-----------------------------------------------------
Jeffrey P. Lisenby General Counsel

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